CURRENT REPORT FOR ISSUERS SUBJECT TO THE
                         1934 ACT REPORTING REQUIREMENTS

                                    FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                 CURRENT REPORT

         Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                                November 5, 2002
                       ----------------------------------
                                 Date of Report
                        (Date of Earliest Event Reported)

                             ISEMPLOYMENT.COM, INC.
          -------------------------------------------------------------
              Exact name of registrant as specified in its charter)

                             MAGICAL MARKETING INC.
                           --------------------------
                           (Former name of Registrant)

         Wyoming                    000-28611                86-0970152
    (State or other               (Commission              (IRS Employer
    jurisdiction of               File Number)           Identification No.)
     incorporation)

            203 - 380 Pelissier Street, Windsor Ontario Canada N9A6W8
           -----------------------------------------------------------
           (Address of Principal Executive Offices including zip code)

                                  519-258-8318
               --------------------------------------------------
              (Registrant's telephone number, including area code)

ITEM 1.     CHANGES IN CONTROL OF REGISTRANT

1.1 Gerry Belanger was hired as the CEO and Sole Director of the Company. Gerry Belanger was given a contract for $60,000 dollars per year and 6 million Class B common shares that have 10 to 1 voting rights. Mr. Belanger has become the majority shareholder as a result of this transaction.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

2.1 The Company entered into a result of an Asset Sale Agreement, Isemployment.com, Inc. has disposed of all technologies, software, and intellectual properties associated with ITISHR, the company's development stage human resources software technology.


                                    EMPLOYEES

Mr. Belanger is the company's only employee.

                                   LITIGATION

There is no outstanding material litigation in which the Company is involved and the Company is unaware of any pending actions or claims against it.

                             EXECUTIVE COMPENSATION

The Company has entered into an Employment Agreement with Gerry Belanger. Mr. Belanger will earn an annual salary of $60,000 and has also been granted 6,000,000 Class B common shares that have 10 to 1 voting rights.

                              RELATED TRANSACTIONS

Transactions with Management and Related Transactions:

NONE


                           INDEBTEDNESS OF MANAGEMENT

No member of the management, officers, or directors is or has been indebted to the Company. No director or officer is personally liable for the repayment of amounts by any financing received by the Company.


ITEM 3.     BANKRUPTCY OR RECEIVERSHIP

NONE.


ITEM 4.     CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

NONE.


ITEM 5.     OTHER EVENTS

NONE.

ITEM 6.     RESIGNATION OF REGISTRANT'S DIRECTORS

On October 16, 2002, Isemployment.com, Inc. accepted the resignations of both Scott Murray and Frank Ulakovich, as Directors and Officers of the company.


ITEM 7.     FINANCIAL STATEMENTS

It is impractical to provide the required audited financial statements and pro forma financial information at the time of the filing of this report. The required financial information will be filed within the time prescribed by Rule S-X.


ITEM 8.     CHANGE IN FISCAL YEAR

NONE.

                                    EXHIBITS

1.1     Employment  Contract  between  Isemployment.com,   Inc.  and  Gerald  W.
Belanger Jr.

1.2     Separation Agreement between Isemployment.com, Inc. and Scott Murray.

1.3     Separation Agreement between Isemployment.com, Inc. and Frank Ulakovich.

1.4 Asset Sale Agreement between Isemployment.com, Inc., Crown Capital LLC, Scott Murray, and Frank Ulakovich.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


Isemployment.com, Inc.

By:     /s/ Gerry Belanger
      ---------------------------
      Gerry Belanger, Director

Dated:  November 05, 2002